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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 5, 2003
Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14430 (Commission File Number)	87-0279983 (I.R.S. Employer Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400
SAN DIEGO, CALIFORNIA 92122
(Address of principal executive offices, including zip code)

(858) 453-4040
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On August 5, 2003, we disclosed unaudited financial information for the third quarter of 2003 in the press release attached hereto as Exhibit 99.1.

        The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Maxim Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.
DATE: AUGUST 6, 2003	BY:	/s/ ANTHONY E. ALTIG Anthony E. Altig, Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

Index to Exhibits

99.1            Press Release, dated August 5, 2003

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SIGNATURE
Index to Exhibits